THE PARNASSUS FUNDSSM

Quarterly Report March 31, 2009

Parnassus Fund Parnassus Small-Cap Fund Parnassus Equity Income Fund Parnassus Workplace Fund Parnassus Mid-Cap Fund Parnassus Fixed-Income Fund

Parnassus Fund	( PARNX)

Parnassus Equity Income Fund–Investor Shares	(PRBLX)

Parnassus Equity Income Fund–Institutional Shares	(PRILX)

Parnassus Mid-Cap Fund	(PARMX)

Parnassus Small-Cap Fund	( PARSX )

Parnassus Workplace Fund	(PARWX)

Parnassus Fixed-Income Fund	(PRFIX)

THE PARNASSUS FUNDSSM

May 4, 2009

DEAR SHAREHOLDER:

Enclosed you will find quarterly reports on all six of the Parnassus Funds. I’m pleased to report that all five of the equity funds not only beat their benchmarks for the quarter, but also outperformed all the indices for the reported time periods. Most notable were the performances of our two stock funds with 10 years of experience: both recorded positive average annual total returns for that time period, while the S&P 500 lost an average of 3.00% per year and the relevant Lipper benchmarks also had negative returns. The Parnassus Fund gained an average of 1.29% per year over the ten-year period, while the Equity Income Fund, managed by Todd Ahlsten, gained an average of 4.84% per year over that time period.

For the quarter, the best-performing Parnassus Fund was the Workplace Fund, which dropped only 0.49%, compared to a loss of 11.01% for the S&P 500 and a loss of 9.06% for the Workplace Fund’s Lipper peer group (multi-cap core). The Workplace Fund has also outperformed both the S&P 500 and its Lipper category for the one- and three-year periods and for the period since inception. It seems to indicate that companies that have good workplaces and treat their workers well can have excellent investment returns. Five years ago, Milton Moskowitz, co-author of the annual Fortune magazine survey of the best places to work, came to us and suggested that companies with good workplaces might prove to be very good investments. With help from Mr. Moskowitz, we started the Workplace Fund, and so far, the results seem to indicate that good workplaces do make for good investments.

Three New Interns

We have three new interns working with us. Brendan Simon, a business economics graduate from the University of California at Santa Barbara, is a sales and marketing intern; he went to UCSB on an athletic scholarship as an 800-meter runner. He previously held sales and marketing positions with AssetMark Investment Services in San Mateo, California and Kensington Investment Group in Orinda, California.

Joining us as research interns are Ryan Wilsey and Peter Tsai. Wilsey holds an engineering degree from Princeton University, summa cum laude, and an MBA from Harvard Business School. He has worked in investing since 2001, originally within private equity (Summit Partners and Greylock Partners) and later at a hedge fund in New York (Scout Capital). Ryan interned with us in 1998 and is returning this summer, as he moves back to his home state of California to find his next position in investment management.

Peter Tsai holds a bachelor’s degree from the University of California at Berkeley and an MBA from the Kellogg School of Management at Northwestern University. Before joining Parnassus Investments, he worked as an investment banking analyst in the Real Estate Investment Banking Group at Banc of America Securities in San Francisco and as an associate at RREEF, Deutsche Bank’s Asset Management Division. After Kellogg, Peter joined Wilson Meany Sullivan, a San Francisco-based real estate developer, as a project manager. Peter is an avid Cal sports fan and enjoys snowboarding, basketball and traveling in his spare time.

The Parnassus Funds	1

Other News

We will be celebrating the 25th anniversary of the Parnassus Funds at the Palace Hotel in San Francisco on November 19, 2009. I hope many of you will be able to join us. Mark your calendars now. More details will be forthcoming.

Effective May 1, 2009, Minh Bui will be the sole portfolio manager of the Parnassus Fixed-Income Fund. Todd Ahlsten will relinquish his duties with the Fixed-Income Fund to concentrate on the Parnassus Equity Income Fund.

Finally, I would like to thank all of you for investing with the Parnassus Funds. It’s been a difficult period for all of us, but the Funds have performed well in a difficult environment. When the market moves higher, we hope to continue beating the averages by picking good companies with a strong sense of social responsibility.

Yours truly,

Jerome L. Dodson,
President Parnassus Investments

2	The Parnassus Funds

THE PARNASSUS FUND

As of March 31, 2009, the net asset value per share (“NAV”) of the Parnassus Fund was $23.30, so the total return for the quarter was a loss of 1.23%. This compares to a loss of 11.01% for the S&P 500 Index (“S&P 500”), a loss of 9.06% for the average multi-cap core fund followed by Lipper Inc. (“Lipper average”) and a loss of 2.79% for the Nasdaq Composite Index (“Nasdaq”). Although we were down a bit for the quarter, we were substantially ahead of the S&P 500 and the Lipper average and more than a percentage point ahead of the Nasdaq.

Below is a table comparing the Parnassus Fund with the S&P 500, the Nasdaq and the Lipper Multi-Cap Core Average over the past one-, three-, five- and ten-year periods. You’ll notice that we’re ahead of all the benchmarks for all time periods. Of special note is the ten-year period, where we actually show a positive return of 1.29% annually, whereas all the benchmarks show a negative return.

Average Annual Total Returns for periods ended March 31, 2009	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS FUND	(30.31%)	(9.99%)	(3.55%)	1.29%	1.02%	0.99%

S&P 500 Index	(38.09%)	(13.05%)	(4.76%)	(3.00%)	NA	NA

Lipper Multi-Cap Core Average	(38.11%)	(14.06%)	(4.86%)	(0.41%)	NA	NA

Nasdaq Composite Index	(32.25%)	(12.48%)	(4.43%)	(4.11%)	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2010. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Five companies hurt the Fund the most during the quarter, each causing a loss of 15¢ or more on the NAV. Two stocks were financials, two were energy-related and one was a healthcare company. Wells Fargo was responsible for a drop of 41¢ per fund share, as its stock sank from $29.48 to $14.24 for a loss of 51.7%. Part of the reason for the decline, of course, was general concern about banks and other financial institutions, which is where the current economic crisis began. Specific factors related to Wells Fargo were concerns that the dividend would be cut and that the bank would suffer credit losses on bad loans, especially those concentrated in Wachovia Bank, which Wells Fargo purchased last year. These concerns are certainly legitimate, but my view is that Wells Fargo is in pretty good financial shape, especially compared to the other large national banks. The famous investor, Warren Buffett, has a large position in Wells, and he’s been right in his stock picks most of the time. We think the stock is under-vaued at current prices, and we’re using the weakness as an opportunity to add to our position.

Teleflex, a diversified industrial and medical-products company, cost the Fund 28¢ per share, as its stock fell 22.0% from $50.10 to $39.09. The company had to sell its highly profitable jet-engine repair division, because of the enormous capital requirements going forward. The loss of earnings from that division will dilute Teleflex’s earnings per share, so investors sold off the stock. The company will use the $190 million in after-tax proceeds to pay down debt and move the company further into healthcare and away from industrial products.

W&T Offshore, an independent oil and natural gas producer, saw an enormous drop of 57.1% in its stock price, falling from $14.32 to $6.15, slicing 17¢ off each fund share. The huge drop in energy prices caused the stock to crash, so the company significantly cut its capital expenditure budget for oil and gas production in the Gulf of Mexico. The company has a strong balance sheet, which will enable it to acquire additional energy assets at very reasonable prices. The Fund’s position in W&T

The Parnassus Funds	3

will help our performance when energy prices move higher, so we’re adding to our position at these rock-bottom prices. I certainly hope that our country will keep moving toward using more renewable energy sources, but in the meantime, we’ll need to keep using oil and natural gas. Offshore drillers are some of the most technologically advanced and environmentally sensitive in the extractive business.

American Express dropped 26.5% from $18.55 to $13.63 for a loss of 16¢ on the NAV. Weaker charge-card spending and potential credit losses caused the stock to move lower. Despite this, the company is still profitable and has the financial resources to ride out the recession.

Refiner Valero Energy cost the Fund 16¢ on the NAV, as its stock sank 17.3% from $21.64 to $17.90. Demand for gasoline continues to be weak, which caused the company to cut back production and temporarily shut down several of its refineries. Margins have dropped dramatically because of weak demand, but they should improve in the future. We’re holding onto the stock because we believe it is very undervalued. Valero also made forward-looking investments in biofuels, picking up distressed assets in ethanol production.

Six stocks each contributed 13¢ or more to the NAV, and these positions explain why we came close to breaking even for the quarter while comparable funds were awash in red ink. The big winner was homebuilder DR Horton, which added 32¢ to each Parnassus share, as the stock soared 37.2% from $7.07 to $9.70. The company has $1.9 billion in cash, which should help it get through the current difficult conditions in the housing market. DR Horton says that it will be cash-flow positive for 2009 because of refunds of taxes paid in previous years, as well as sales of homes, although at a reduced rate. Also, federal income tax credits to entry-level buyers should help the company, since many of the houses it builds are in this category. The stock also moved higher because of an uptick in February home sales and a slight increase in median sales prices.

Goldman Sachs saw its shares rise 25.6% from $84.39 to $106.02 for a contribution of 21¢ to the NAV. The firm’s shares had been depressed because of the turmoil in the financial markets, but the stock came back, as investors focused on the company’s future earning power. Also, the company’s intention to pay back the money it received under the government’s TARP program signaled that the firm is financially healthy.

Corning, Inc., the maker of high-quality specialty glass and ceramics, also added 21¢ to each Parnassus share, as its stock climbed 39.2% from $9.53 to $13.27. The company’s most important product is glass used in liquid crystal displays (LCDs) for television sets and computer monitors. Sales of these items have been stronger than expected, so the stock bounced back from depressed levels.

Google’s stock rose 13.1% from $308 to $348, adding 14¢ to the NAV. Earnings were better than analysts had expected due to revenue growth overseas and improved cost control.

Whole Foods Market contributed 13¢ to each fund share, with its stock rocketing 78.0% from $9.44 to $16.80. The stock had been trading at depressed levels, since investors anticipated lower sales, depressed margins and lower earnings. Analysts had expected Whole Foods to be especially vulnerable because of its high-end place in the market. As it turned out, comparable-store sales did decline, but margins actually expanded because of good cost control. Although sales were down, they were better than expected. When the worst fears were not realized, the stock moved sharply higher off depressed levels. Also helping was a settlement with the Federal Trade Commission over the acquisition of the Wild Oats stores.

Genentech also added 13¢ to the NAV, as its shares gained 14.6% from $82.91 to $95.00 on a buy-out by Swiss pharmaceutical firm Roche. Genentech’s independent board members rejected the initial offers as inadequate, leading to a higher price. We will be sorry to lose this holding, since it’s a great company with innovative therapies, and it’s a great place to work.

4	The Parnassus Funds

Outlook And Strategy

This section represents my thoughts and applies to the three funds that I manage: the Parnassus Fund, the Small-Cap Fund and the Workplace Fund. The other portfolio managers will discuss their thoughts in the other sections, and our ideas may differ.

I’m happy to report that all three of the funds I manage substantially outperformed their benchmarks not only for the quarter, but for all the reported time periods. Despite this good news, a skeptical shareholder might ask, “We appreciate your relative outperformance, and the fact that you haven’t gone down as much as the market averages, but when are you going to start making us some money?”

My answer would be, “I hope it’s very soon. Virtually all of my liquid net worth is invested in the Parnassus Funds, so I’ve suffered as much as any shareholder, if not more, and I’m very interested in resumption of positive returns. It’s always dangerous to forecast the market, and my words could look foolish three months from now, but I’m going to stick my neck out anyway. I think we’ve seen the market lows, and the stock market will move higher in 2009.”

That doesn’t mean that the recession is over. I think the economy will be difficult through the end of 2009, but that doesn’t mean that the stock market will keep falling. The market is a mechanism that discounts the future, and it usually runs about 6-9 months ahead of the real economy. If I’m correct that the recession will be over by the end of the year, then the stock market should start moving higher right now or in the very near future. The Federal Reserve and the U.S. Treasury have pumped trillions of dollars into the economy, and that much money should have an effect by the end of the year. In fact, 18 months from now, I think our major economic concern will not be the recession, but the inflation that might be caused by all that money. There will be lots of bumps in the road as the market shoots up and down, but my view is that the ultimate direction is up.

In the past, the sectors that have done the best, as the economy comes out of a recession, are small-cap stocks, technology, industrial cyclicals and stocks that have suffered the most, such as financials. For that reason, most of our portfolio will be invested in those sectors. Stocks that usually lag coming out of a recession are defensive ones such as healthcare and consumer staples. We will minimize our investments in those issues. If I’m correct, we should have some positive returns this year, and I hope we can beat the market on the upside, just as we’ve outperformed the market as it headed down.

Yours truly,

Jerome L. Dodson,
President Parnassus Investments

The Parnassus Funds	5

THE PARNASSUS EQUITY INCOME FUND

As of March 31, 2009, the net asset value per share (“NAV”) of the Parnassus Equity Income Fund-Investor Shares was $17.10, so after taking dividends into account, the total return for the first quarter was a loss of 10.94%. This compares to a decline of 11.01% for the S&P 500 and a loss of 12.31% for the average equity income fund followed by Lipper Inc. While the stock market recovered a bit from its early March low, it was a tough start for 2009, and we slightly outperformed the S&P 500 during the quarter.

Our investment philosophy is to buy solid, undervalued businesses with secular growth, strong competitive positions and good management teams. This strategy has generated superb long-term results. Our one-, three-, five- and ten-year returns beat the S&P 500 for all reported periods. I am especially proud that our ten-year return of 4.84% beat the S&P 500’s performance by almost eight percentage points annually.

Below is a table that compares the performance of the Fund with that of the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended March 31, 2009	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS EQUITY INCOME FUND–

Investor Shares	(26.73%)	(5.14%)	(0.33%)	4.84%	1.02%	1.01%

Institutional Shares	(26.50%)	NA	NA	NA	0.81%	0.80%

S&P 500 Index	(38.09%)	(13.05%)	(4.76%)	(3.00%)	NA	NA

Lipper Equity Income

Fund Average	(37.14%)	(12.08%)	(3.71%)	(0.17%)	NA	NA

The total return for the Parnassus Equity Income Fund – Institutional Shares from commencement (April 28, 2006) was (5.55%). The performance of Institutional Shares differ from that shown for the Investor Shares to the extent that the Classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Index, also known as the S&P 500, is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2010 for the Investor Shares and Institutional Shares, respectively. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

Some of the most extreme bear and bull market movements in history occurred during the first quarter of 2009. The year started with deep pessimism regarding the economy’s poor state, and by March 9 the S&P 500 had tumbled 24% for the year, down an amazing 55% from its 2007 peak. Hope returned to Wall Street on March 9, though, and a steep, upward market move began, fueled by optimism that massive government stimulus and bailouts would soon restore economic growth. The March rally, which pushed the S&P up 18%, was the biggest two-week rise since 1938. By quarter’s end, the S&P 500 was down 11%, with the Fund outperforming by a small margin.

While I’m happy we beat our benchmark in the period, it’s never fun to lose money. Our ability to outperform the market by a greater margin was curtailed by two main factors in the quarter. First, our high-quality portfolio, selected with macro-economic themes in mind, positioned us defensively. This positioning enabled our significant out-performance during 2008’s tremendous market drop and served us well in the first two months of 2009. However, when investors’ risk appetite increased in early March, shares of the most depressed stocks enjoyed the biggest move upward. At the same time, shares of many top-tier, but more conservative, businesses significantly underperformed the market.

6	The Parnassus Funds

Second, many government bailout programs artificially boosted the competitive position of weak companies in the banking and housing industries during the quarter. In a strange turn of events, these “bailout” companies can now borrow money at lower interest rates than some of the most solid companies in the world. Since many of these “bailout” companies were trading at levels that questioned their solvency, government support allowed them to be some of the biggest gainers in the March rally.

Despite the market swings, we kept our eye on the ball during the quarter, taking advantage of buying opportunities primarily in high-quality energy and industrial companies. Also, with a huge effort from the team, and especially Senior Analyst Matt Gershuny, we have completed a great amount of research for several new investments in the retailing and financial services sectors. I hope to have the opportunity to buy shares in many of these businesses when they are at the right prices.

Finally, in the wake of what should be considered an extreme quarter, I want to assure you that we continue to focus on owning great companies with solid business prospects at undervalued prices. Our excellent long-term results are built on this investment philosophy, and Fund strategy won’t waver to enhance short-run performance.

First Quarter Portfolio Allocation Performance

During the first quarter, four major portfolio moves contributed to performance. Starting with the negative factors, our stock-picking in energy hurt our return by 0.73% versus the S&P 500. We had more natural gas companies in the portfolio than our benchmark, and in general, they lagged oil-producing companies. Longer-term, we are very bullish on natural gas prices. We also believe that demand will be strong for cleaner-burning energy. While we were right to underweight the financial sector, weak stock-selection in the industry cost the Fund 0.29% versus the S&P during the first quarter. Our financial stocks declined early in 2009 and didn’t bounce back as much as some more rivals during the March rally. In addition, long-term industry stalwart AFLAC, one of our larger sector positions, had a tough start to the year due to potential write-downs.

Moving on to technology stocks, we were correct to overweight the sector but posted weak stock selection. Our largest holding, Microsoft, fell sharply during the market decline and failed to rebound as much as many technology stocks during the rally. Microsoft continues to make approximately a billion dollars a month, but the stock market favored higher-beta technology stocks in the first quarter.

On the positive front, our cash position, which ranged from 2-10% of the Fund during the quarter, added 1.32% versus the S&P 500. In addition, strong stock-picking in the industrials sector boosted our return by 0.86% against the index. These stocks jumped in anticipation of economic recovery.

Company Analysis

The Fund had three stocks that declined over 50% during the quarter and trimmed the NAV by at least 16¢. Wells Fargo, the large San Francisco-based bank, fell 51.7% during the quarter to $14.24 per share from $29.48 and lowered the NAV by 28¢. Amazingly, Wells Fargo’s stock rose during 2008 as the company avoided the worst of the housing market crash and bad loans. Unfortunately, the company faces big potential loan losses linked to its Wachovia acquisition. In addition, the company’s pre-Wachovia home equity portfolio faces the prospects of higher bad loans. While we trimmed our position in Wells Fargo earlier in the year due to these concerns, the stock took a big hit during the market decline. We believe the company is positioned with the capital, management and underwriting discipline to survive the banking crisis.

AFLAC, the big insurance company often represented by the quacking duck, had a tough quarter as its stock declined 57.8% to $19.36 from $45.84. The AFLAC drop clipped the Fund’s NAV by 23¢. While the company’s insurance business is slowing, the big factor that crushed the stock was concern about the magnitude of credit losses from its investment portfolio. The company has written down some of its investments in hybrid securities issued by European banks. However, some investors fear losses taken to date are only a precursor to much bigger writedowns in the future. While the company may ultimately need to raise incremental capital to absorb these losses, we

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like the AFLAC business long term. The business franchise has not been permanently impaired, and the company’s insurance products continue to meet deep-seated consumer needs.

W&T Offshore, a Gulf of Mexico driller of natural gas and oil, declined 57.1% in the first quarter to $6.15 per share versus $14.32 at the start of 2009, and lowered the Fund’s NAV by 16¢. Clearly, the big drop in oil and natural gas prices hurt W&T’s profits. The other major issue is that W&T’s costs to drill in the Gulf have not dropped nearly as fast as oil and gas prices. Fortunately, I expect drilling costs to plunge later this year as existing contracts expire. In addition, W&T’s CEO Tracy Krohn plans to grow the company by acquiring weaker competitors. I had dinner with Mr. Krohn during March in New Orleans, and he is very focused on building W&T. I am excited about W&T’s long-term prospects.

The Fund had four winners that added two cents or more to the NAV during the first quarter. Our biggest winner was online titan Google, which jumped 13.1% during the quarter from $308 to $348 and added 12¢ to the Fund’s value. Despite a slow economy, Google continues to generate strong earnings and cash flows from its online products. In addition, Google is keeping a close eye on costs and that is helping the bottom line. Director of Research Ben Allen has done great work on our Google investment.

Praxair Corporation, a provider of industrial gasses that help companies produce products efficiently with lower emissions, boosted the NAV by 3¢. Their stock jumped 13.4% to $67.29 from $59.36 due to prospects for economic recovery. Praxair also has a lot of long-term customer contracts that should provide solid long-term cash flows.

Intel Corporation, the world’s leading semiconductor company, added 2¢ to the Fund’s NAV as its stock climbed 2.7% for the quarter from $14.66 to $15.05. After dipping to a low of $12 in early March, Intel’s shares recovered over 20% as management seemed to indicate personal computer sales had stabilized. After the stock popped, we trimmed our position by approximately 50% due to the company’s decision to re-price employee stock options at lower levels. While the company has a lot of good people, and I have an open mind regarding stock option re-pricing, earnings growth has been anemic the past ten-years. As a result, I don’t feel the re-pricing is deserved.

Genentech, the biotechnology company that has pioneered cancer-fighting therapies, also added 2¢ per share. Its stock rose 5.3% during the quarter from $82.91 per share to our average selling price of $87.33. The company was sold to Swiss drug company Roche during the first quarter. Our analyst, Pearle Lee, did great work on the Genentech investment. We profited from this investment, and we will miss Genentech as an independent public company.

8	The Parnassus Funds

Outlook and Strategy

The spectacular rally for the S&P 500 since March 8th was a welcome relief for investors, business owners and politicians concerned about public opinion. Clearly, the size and scope of the U.S. government’s response to the current economic crisis is acting as a stabilizing factor. They are looking to prop up almost every aspect of our economy, including banking, housing, consumer spending, healthcare, education, infrastructure and social programs. While a billion dollars used to be a big number, we now hear numbers quoted in the trillions by politicians and executives during speeches almost every day.

One of my jobs as a portfolio manager is to analyze the actions by the Federal Reserve, Treasury Department and U.S. government to see what secular long-term value can be created. These players have good intentions, and their actions should pull the economy out of recession over the next year. However, I am very concerned that our country is using a credit card, borrowing unsustainable amounts of money to solve the problems of economic imbalance and excess debt. As long as our country consistently consumes more than it produces, we are not sustainably building our economy. Longer-term, this could result in a weaker dollar, higher inflation and low economic growth. In response, we are not looking to invest in businesses that need massive government assistance to maintain viability.

Given our outlook, the Fund is currently overweight energy, technology and industrial stocks that we think will grow cash flows. We are finding great values in socially responsible energy stocks and are overweight the sector. Quite simply, I believe it is easy for the Treasury to print dollars, but it’s hard to find oil and gas. Healthcare is a tricky sector right now from an investment view. We like the long-term demand trends here, but we are concerned about potential government-mandated price controls and reimbursement policies. To combat this, we have reduced our overall exposure but remain slightly overweight good companies that offer novel science and increase quality of care. While we continually look for opportunities, we remain underweight financials and consumer stocks. Unfortunately, our estimates for loan losses remain large versus equity levels for most banks. In addition, high debt levels and rising unemployment bode poorly for consumer stocks.

We live in challenging times, but I believe strongly that our portfolio companies can generate long-term value. Rest assured we will continue to be disciplined investors, looking for undervalued companies with secular growth, competitive moats, pricing power, ethical management and sustainable capital. It is an honor to be here at Parnassus Investments with a great team who work hard every day to build value for our shareholders. Thank you for your trust and investment in the Fund.

Yours truly,

Todd C. Ahlsten
Chief Investment Officer

The Parnassus Funds	9

THE PARNASSUS MID - CAP FUND

As of March 31, 2009, the net asset value per share (“NAV”) of the Parnassus Mid-Cap Fund was $11.06, so the total return for the quarter was a loss of 7.83%. This compares to a loss of 8.98% for the Russell Midcap Index (the “Russell”) and a loss of 8.16% for the average mid-cap core fund followed by Lipper Inc. Although we had a loss for the quarter, we are pleased that we outperformed both our benchmarks.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell Index and the Lipper average for the one- and three-year periods, for the period since September 30, 2005 when we first had most of the Fund’s assets invested in stock and for the period since inception on April 29, 2005. We’re proud to report that the Fund’s returns are better than its benchmarks for all time periods.

Average Annual Total Returns for periods ended March 31, 2009	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS MID-CAP FUND	(30.56%)	(10.88%)	(6.25%)	(5.78%)	2.26%	1.21%

Russell Midcap Index	(40.81%)	(15.53%)	(11.05%)	(6.87%)	NA	NA

Lipper Mid-Cap

Core Average	(38.09%)	(14.51%)	(10.10%)	(6.16%)	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, until May 1, 2010. For the year ending December 31, 2008, Parnassus Investments has agreed to further reduce the total operating expenses to 1.20% of net assets exclusive of acquired fund fees. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

This quarter’s stock market performance was extremely volatile. Major indices tumbled throughout January and February only to rebound sharply in March. Unfortunately, even after the huge upward move in the last month, the net results for our benchmarks and the Parnassus Mid-Cap Fund were losses. The silver lining is that we were able to protect our shareholders somewhat from the market drop, beating the Russell Midcap Index by over one percentage point.

A key factor in our outperformance was limiting the Fund’s financial stock holdings. We had only 7% of the portfolio invested in financial companies at the start of the quarter, well below our Russell benchmark’s weighting of almost 20%. By the end of the quarter, we increased our investments in this sector to about 10%, including the addition of the San Francisco-based brokerage firm, The Charles Schwab Corporation. We are excited about this new holding because we expect the company to continue to gain market share at the expense of other brokerage and banking companies.

Regarding individual stock selection, below we describe six companies with the greatest impacts, both positive and negative, on Fund NAV in the quarter.

10	The Parnassus Funds

The biggest positive contributor was Cognizant, which gained 15.1%, adding 8¢ to the NAV. Cognizant provides information technology services to large corporations worldwide and is best known for its Indian-based delivery model that offers high-quality services at discounted prices. Cognizant shares rose sharply in the first quarter as investors focused on the resiliency of the company’s business, reflected in its ability to grow revenue and earnings even in this downturn. We continue to like the stock, as we expect the company’s services to continue to appeal to clients looking to reduce operating costs.

Another winner was Praxair, which gained 13.4%, increasing the NAV by 5¢. Praxair is one of the world’s largest producers and distributors of industrial gases. The stock went up as quarterly results and management’s annual guidance came in better than expected, underscored by the company’s decision to raise its dividend.

Our third large positive contributor was Check Point Software Technologies, which rose 17.0% adding 4¢ to the Fund’s NAV. The company has emerged as one of the leading vendors for information technology security. This quarter, the company posted strong financial results, including many large deals valued at greater than $1 million, and demand for software security continues to increase.

Our two biggest losers were both financial companies. This does not surprise us since financials in our Russell benchmark fell an average of 23%, well in excess of the 9% drop in the overall Midcap benchmark.

Our biggest loss came from our investment in AFLAC, the insurance company. The stock dropped 57.8% during the quarter, reducing the Fund’s NAV by 27¢. The stock declined due to concerns about additional credit losses from its investment portfolio. The company reported losses on some of its investments in notes issued by European banks such as Royal Bank of Scotland and Barclays. Despite this, we still think AFLAC is a great business so we took advantage of the low stock price in the quarter, increasing our position significantly. At quarter end, AFLAC was a top five holding and the largest financial investment in the portfolio.

Our other large financial loser was the real estate investment trust, ProLogis, which dropped 53.2% during the quarter, reducing the NAV by 15¢. While we acknowledge the weaknesses in the company’s warehouse market, we think ProLogis will emerge from this downturn more valuable than its current market price implies.

Our final major negative contributor is MDU Resources, which dropped 25.2% during the quarter, reducing the NAV by 13¢. Based in Bismarck, North Dakota, MDU operates public electric utilities. However, the company also pumps natural gas and crude oil. During the quarter, investors worried that profits in this division would be lower than expected because of the drop in natural gas prices.

Outlook and Strategy

While we closely follow broad economic indicators, the vast majority of our work is centered on individual company analysis. On this basis, our strategy for the remainder of 2009 and beyond is to invest in companies that we think will emerge from the recession stronger than they entered it. We also favor businesses with strong balance sheets that sell products or services that customers need regardless of the economic climate. These criteria are especially important today because of the uncertainty regarding the timing of an economic recovery.

From a sector standpoint, the Fund is still heavily tilted toward information technology, industrial and healthcare companies. Relative to our Russell benchmark, our most meaningful underweight position is in the financial sector. We think this credit-crisis saga still has a few more sad chapters to go before most financial companies begin a sustained recovery. That said, and because market prices tend to anticipate fundamentals, we have been slowly increasing our exposure to financial companies, including the above-mentioned new investment in Charles Schwab.

The Parnassus Funds	11

For further detail on our investment strategy, please refer to the strategy section prepared by our chief investment officer, Todd Ahlsten. This can be found at the end of the report he has prepared for the Parnassus Equity Income Fund.

Thank you for your investment with us.

Yours truly,

Benjamin E. Allen	Matthew D. Gershuny	Lori A. Keith

Portfolio Manager	Portfolio Manager	Portfolio Manager

12	The Parnassus Funds

THE PARNASSUS SMALL - CAP FUND

As of March 31, 2009, the net asset value per share (“NAV”) of the Parnassus Small-Cap Fund was $11.85, so the total return for the quarter was a loss of 6.18%. By comparison, the Russell 2000 Index (“Russell”) of smaller companies lost 14.95%, and the average small-cap core fund followed by Lipper Inc. lost 12.61%. Although we were down for the quarter, we did manage to outperform the benchmarks by a substantial margin.

Below is a table comparing the performance of the Small-Cap Fund with that of the Russell 2000 and the Lipper Small-Cap Core Average. Besides the one- and three-year numbers, we’ve also included the period since inception and the returns since September 30, 2005, since that is the approximate date when the Fund first had most of its assets invested in stocks. You’ll notice that the Fund beat both benchmarks for all time periods.

Average Annual Total Returns for periods ended March 31, 2009	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS SMALL-CAP FUND	(23.01%)	(10.74%)	(4.68%)	(3.67%)	1.88%	1.21%

Russell 2000 Index	(37.50%)	(16.80%)	(11.06%)	(6.49%)	NA	NA

Lipper Small-Cap

Core Average	(38.37%)	(17.16%)	(11.85%)	(7.38%)	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, until May 1, 2010. For the year ending December 31, 2008, Parnassus Investments has agreed to further reduce the total operating expenses to 1.20% of net assets exclusive of acquired fund fees. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Three stocks each accounted for losses of 12¢ or more on the NAV. Two of them were energy companies suffering from the drop in oil prices, and one was a company transforming itself from a diversified industrial company to a diversified healthcare company.

The stock that hurt the Fund the most was W&T Offshore, an independent oil and natural gas production company, which sank 57.1% from $14.32 to $6.15, cutting 38¢ off the NAV. The huge drop in energy prices caused the stock to crash, so the company significantly cut its capital expenditure budget for oil and gas production in the Gulf of Mexico. The company has a strong balance sheet, which will enable it to acquire additional energy assets at very reasonable prices. The Fund’s position in W&T will help our performance when energy prices move higher, so we’re adding to our position at these rock-bottom prices. I certainly hope that our country will keep moving toward using more renewable energy sources, but in the meantime, we’ll need to keep using oil and natural gas. Offshore drillers are some of the most technologically advanced and environmentally sensitive in the extractive business.

Black Hills Corporation is a diversified energy company with a utility and a natural gas production company. The stock dropped 33.6% from $26.96 to $17.89 for a loss of 18¢ for each fund share. The company cut back its oil and gas production because of lower prices, but its utility business remains stable and its strong cash flow should offset some weakness in oil and gas production. We expect Black Hills’ stock to make a strong comeback once commodity prices move higher.

Teleflex, a diversified industrial and medical-products company, cost the Fund 12¢ per share, as its stock fell 22.0% from $50.10 to $39.09. The company had to sell its highly profitable jet-engine repair division, because of the enormous capital requirements going forward. The loss of the earnings from that division will dilute Teleflex’s earnings per share, so investors sold off the stock. The company will use the $190 million in after-tax proceeds to pay down debt and move the company further into healthcare and away from industrial products.

The Parnassus Funds	13

Three companies made positive contributions to the NAV with each one adding 8¢ or more. The big winner was Whole Foods Market, which contributed a substantial 25¢ per fund share, as its stock raced higher by 78.0% from $9.44 to $16.80. The stock had been trading at depressed levels, since investors anticipated lower sales, depressed margins and lower earnings. Analysts had expected Whole Foods to be especially vulnerable because of its high-end place in the market. As it turned out, comparable-store sales did decline, but margins actually expanded because of strong cost control. Although sales were down, they were better than expected. When the worst fears were not realized, the stock moved sharply higher.

Homebuilder DR Horton made an important contribution to the Small-Cap Fund, adding 9¢ to the NAV, as its stock rose 37.2% from $7.07 to $9.70. The company has $1.9 billion in cash, which should help it get through the current difficult conditions in the housing market. DR Horton says that it will be cash-flow positive for 2009 because of refunds of taxes paid in previous years, as well as sales of homes, although at a reduced rate. Also, federal income tax credits to entry-level buyers should help the company, since many of the houses that it builds are in this category. The stock also moved higher because of an uptick in February home sales and a slight increase in median sales prices.

Ciena Corporation makes products for optical networks used in telecommunications. The stock has been trading at depressed levels, because phone companies have cut back on capital spending to build out their networks. The shares took a deep dive in the first two months of the quarter but rebounded sharply in March following an earnings release that showed good cost control and an uptick in orders. Since the beginning of the year, the stock has gained 16.1% from $6.70 to $7.78 for an increase of 8¢ per fund share. Investors are focusing on Ciena’s potential sales to telecommunications companies when the recovery comes.

Yours truly,

Jerome L. Dodson,
President
Parnassus Investments

14	The Parnassus Funds

THE PARNASSUS WORKPLACE FUND

As of March 31, 2009, the net asset value per share (“NAV”) of the Parnassus Workplace Fund was $12.16, so the total return for the quarter was a loss of 0.49%. This compares to a loss of 11.01% for the S&P 500 and a loss of 9.06% for the average multi-cap core fund followed by Lipper Inc. It was an excellent quarter for the Workplace Fund, which dropped less than a percentage point compared to substantial losses for the benchmarks. The Workplace Fund was the best performing of the Parnassus Funds for the quarter.

Below is a table comparing the Workplace Fund with the S&P 500 and the Lipper Multi-Cap Core Average. Besides the one- and three-year numbers, we’ve also included the period since inception and the returns since September 30, 2005, since that is the approximate date when the Fund first had most of its assets invested in stocks. You’ll notice that the Workplace Fund has a substantial lead over both benchmarks for all time periods.

Average Annual Total Returns for periods ended March 31, 2009	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS WORKPLACE FUND	(25.54%)	(7.04%)	(3.96%)	(3.32%)	2.34%	1.21%

S&P 500 Index	(38.09%)	(13.05%)	(9.71%)	(7.12%)	NA	NA

Lipper Multi-Cap

Core Average	(38.11%)	(14.06%)	(10.16%)	(6.88%)	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2010. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Three companies each accounted for losses of 12¢ or more per fund share. All three were financial institutions.

The one that dealt us the biggest loss was AFLAC, the insurer that runs the television commercials with the quacking duck. Its stock lost 57.8%, sinking from $45.84 to $19.36 for a loss of 15¢ on the NAV. The company suffered losses on hybrid notes issued by European Banks such as Barclays and the Royal Bank of Scotland. Investors are concerned about slowing sales and further credit losses.

Wells Fargo cost the Workplace Fund 14¢ per share as its stock dropped 51.7% from $29.48 to $14.24. Part of the reason for the decline, of course, was general concern about banks and other financial institutions, which is where the current economic crisis began. Specific factors related to Wells Fargo were concerns that the dividend would be cut and that the bank would suffer credit losses on bad loans, especially those concentrated in Wachovia Bank, which Wells Fargo purchased last year. These concerns are certainly legitimate, but my view is that Wells Fargo is in pretty good financial shape, especially compared to the other large national banks. The famous investor, Warren Buffett, has a large position in Wells, and he’s been right in his stock picks most of the time. We think the stock is way undervalued at current prices, and we’re using the weakness as an opportunity to add to our position.

American Express saw its stock drop 26.5% from $18.55 to $13.63 for a loss of 12¢ on the NAV. Weaker charge-card spending and potential credit losses caused the stock to move lower. Despite this, the company is still profitable and has the financial resources to ride out the recession.

The Parnassus Funds	15

Four stocks had strong gains during the quarter, leading the Workplace Fund to the best performance of all the Parnassus Funds and within a half of a percentage point of breaking-even for the quarter. The best performer was Whole Foods Market, whose stock soared 78.0% from $9.44 to $16.80 for a gain of 23¢ per fund share. The stock had been trading at depressed levels, since investors anticipated lower sales, depressed margins and lower earnings. Analysts had expected Whole Foods to be especially vulnerable because of its high-end place in the market. As it turned out, comparable-store sales did decline, but margins actually expanded because of good cost control. Although sales were down, they were better than expected. When the worst fears were not realized, the stock moved sharply higher.

Corning’s stock climbed 39.2% from $9.53 to $13.27 for a contribution of 14¢ for each fund share. The company’s most important product is glass used in liquid crystal displays (LCDs) for television sets and computer monitors. Sales of these items have been stronger than expected, so the stock bounced back from depressed levels.

Goldman Sachs’ stock rose 25.6% from $84.39 to $106.02, adding 12¢ to each fund share. The firm’s shares had been depressed because of the turmoil in the financial markets, but the stock came back, as investors focused on the company’s future earning power. Also, the company’s intention to pay back the money it received under the government’s TARP program signaled that the firm is financially healthy.

Genentech boosted each fund share by 8¢, as its stock climbed 14.6% from $82.91 to $95.00 on a buy-out by Swiss pharmaceutical firm Roche. There had been a lot of heated discussion between Roche and Genentech’s independent board members over the price, but in the final analysis, they did reach an agreement.

Yours truly,

Jerome L. Dodson,
President
Parnassus Investments

16	The Parnassus Funds

THE PARNASSUS FIXED - INCOME FUND

As of March 31, 2009, the net asset value per share (“NAV”) of the Parnassus Fixed-Income Fund was $16.07, producing a total return for the quarter of a loss of 0.19% (including dividends). This compares to a gain of 0.16% for the average A-rated bond fund followed by Lipper Inc. and a loss of 1.28% for the Barclays Capital U.S. Government/Credit Bond Index.

Below is a table comparing the performance of the Fund with that of the Barclays Capital U.S. Government/Credit Bond Index and the average A-rated bond fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods. The 30-day SEC yield for the Fund for March 2009 was 2.70%. We’re pleased to report that our returns are better than the Lipper average for each of the one-, three-, five-and ten-year periods as of the end of the quarter.

Average Annual Total Returns for periods ended March 31, 2009	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS FIXED-INCOME FUND	1.28%	4.61%	3.87%	4.95%	0.90%	0.77%

Lipper A-rated Bond

Fund Average	(6.21%)	0.76%	0.96%	3.77%	NA	NA

Barclays Capital

U.S. Government/Credit

Bond Index	1.78%	5.47%	3.74%	5.64%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.87% of net assets, exclusive of acquired fund fees, until May 1, 2010. This limitation may be continued indefinitely by the advisor on a year-to-year basis.

First Quarter Review

The first quarter of 2009 saw the same grim economic and financial news that prevailed during the last quarter of 2008. While some economic data are deteriorating at a slower pace, it is important to differentiate an improvement in the rate of change and an improvement in the actual level of economic activity. These are two different events. The housing market is still searching for a bottom, as tepid demand boosted by improved affordability can’t overcome the deluge of supply from foreclosures and other forced sales. The latest labor market report also showed no improvement as the unemployment rate rose to 8.5% from 8.1% in February and initial jobless claims reports point to further job losses.

In such a bleak economic environment, we would have expected Treasury yields to fall as investors seek protection in risk-free government bonds. Unfortunately, this didn’t happen as the supply of Treasury bonds necessary to finance the fiscal stimulus overwhelmed investors’ demand. As a result, yields moved higher across the curve with the longer-dated maturities increasing more than the front end. The yield on the 30-year increased from 2.68% at the end of 2008 to 3.53% at the end of the first quarter compared to the 2-year, which increased modestly by 4 basis points to 0.80% during the same period.

Since the portfolio is sensitive primarily to the front end of the yield curve, this has limited the decline in bond prices for our agencies and Treasury bond holdings. However, continued worries about banks’ credit losses resulted in wider credit spreads for financials bonds and negatively impacted our corporate bond holdings. Finally, our convertible bond holdings performed much better, adding about 16¢ per share to the NAV. Convertible bond prices rebounded from their depressed levels of last year as investors searched for higher yield alternatives.

The Parnassus Funds	17

Outlook and Strategy

Our outlook for the rest of the year has not materially changed since last quarter. This recession is unique as it results from over-leveraged balance sheets of households and financial institutions. Because of this, it will be a long and slow way out of the current economic slump. Economic activity will eventually pick up, but we will likely not see a snap back cyclical recovery as in the previous post-war recessions. Balance sheets need to be rebuilt in order for a sustainable economic recovery to happen.

We have decreased our exposure to the Treasury bond market as low yields have reduced their attractiveness relative to other fixed-income investments. Instead, we have been buying high-quality corporate and convertible bonds. Market dislocations and forced liquidations by leveraged investors have created compelling investment opportunities for patient investors. For instance, we have invested in convertible bonds that yield substantially higher than treasuries while having limited default risk. Convertible bonds provide an efficient mean of diversification as they contain both a fixed-income component (credit exposure, fixed coupon) and an equity component (upside equity participation). This equity sensitivity allows us to leverage our fundamental equity research to select individual convertible bonds.

Risk management is central to our investment philosophy. Higher yields often come with elevated risk profiles and increased complexity. As such, we will not compromise risk management in the pursuit of higher yields. This may prevent us from investing in asset classes such as mortgage-backed securities and asset-backed securities that offer higher yields. However, we would rather stay true to our core competencies and create value for our shareholders by investing in corporate and convertible bonds.

Parnassus Fixed-Income Fund at March 31, 2009 (percentage of net assets)
Portfolio Composition
Long-term:
Consumer	0.9%
Energy	4.5%
Financials	14.2%
Healthcare	6.4%
Industrials	3.7%
Information Technology	6.1%
Long-term U.S. Government and Agency Securities	49.0%
Telecommunication Services	2.7%
Utilities	0.6%
Short-term:
Other Short-term Investments and Assets and Liabilities	11.9%

Portfolio characteristics and holdings are subject to change periodically.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten	Minh T. Bui

Portfolio Manager	Portfolio Manager

18	The Parnassus Funds

SOCIAL NOTES

By Jerome Dodson and Milton Moskowitz

It will surprise no one to learn that virtually every company in our holdings was impacted, directly or indirectly, by the financial crisis. But we were fortunate in having a relatively small exposure to the financial sector. Only a handful of our stocks, among them AFLAC, American Express, Goldman Sachs, JPMorgan Chase, TCF Financial and Wells Fargo can be classified as financial services companies. TCF merits attention. An old-fashioned banking firm, it takes in money from depositors and lends it out conservatively. Based in Minnesota, it has 488 bank offices in seven states. It did not underwrite any subprime, teaser rate or option ARM mortgages, nor did it participate in junk bonds, collateralized debt obligations or structured investment vehicles. It had no auto or credit card portfolios. During 2008, TCF opened 11 new branches and increased its dividend for the 17th consecutive year. While it was well capitalized, TCF decided to participate in the U.S. Treasury’s Capital Purchasing Program because it was “an inexpensive form of raising capital.” It received $361 million in exchange for preferred stock and warrants, and it immediately originated $490 million of loans and leases, and completed 762 loan modifications to help customers avoid foreclosures. It also maintained its strong support of communities, receiving an “outstanding” rating for its performance under the Community Reinvestment Act. Finally, to strengthen its corporate governance, TCF eliminated the classified board structure: all directors must now stand for election every year.

Shareholders of Intel now have the opportunity to vote yea or nay on the compensation awarded to top executives. The world’s leading chip maker became the 16th U.S. company to extend this right to shareholders. AFLAC, another portfolio company, was the first to adopt this policy. The votes are advisory, not binding…Readers of Business Week selected Amazon.com as the company with the most satisfied customers. Three other portfolio companies, Nordstrom, American Express and Charles Schwab, also made the list, Nordstrom in 13th place, Amex in 17th and Schwab in 21st…Ecolab, maker of soap and other cleaning products, has a 20-year partnership with two schools located less than five minutes away from its headquarters in St. Paul, Minnesota. Ecolab works with students at Humboldt junior and senior high schools, providing mentors and supporting programs that prepare students for college. In addition, the company offers students internships at the company. Ecolab scored record sales and profits in 2008, but its stock plunged 31% (tell us about it). CEO Douglas Baker saw his total compensation chopped by 13%...Target, operator of stylish discount stores, added 91 outlets in 2008, bringing its total number of stores to 1,682. Communities served by these stores benefit from educational grants. Under the company’s Take Charge of Education program, Target donates a percentage of purchases made on Target credit cards to K-12 schools designated by cardholders. Schools can use the money for whatever they need. Since the program was launched in 1997, Target has donated $246 million to schools… Procter & Gamble, maker of Tide detergent, Crest toothpaste, Gillette razor blades and a slew of other consumer products, has developed a low-cost technology to purify water — and it’s helping to provide safe drinking water for children around the world. The technology, called Purifier of Water (PUR), was developed in collaboration with the U.S. Centers for Disease Control and has been used by such organizations as UNICEF, International Relief Committee, Care, the Red Cross and AmeriCares. An estimated 5,000 children die every day from drinking contaminated water… McCormick, the venerable spice supplier based in Hunt Valley outside of Baltimore, celebrates its

The Parnassus Funds	19

120th birthday this year. Not many companies are older, nor do many other companies boast such a long history of community service. McCormick is proud to state that its employees, from the plant floor to the executive offices, “are compelled to serve those in need.” Since 1941, the company has held an annual Charity Day: employees throughout the world work eight hours, with their pay for that day matched dollar for dollar by McCormick and donated to local charities. Two Baltimore high school seniors are selected every year as “Unsung Heroes” and sent to college with scholarships valued at $36,000. Five employees are recognized every year for their community service, with the grand prize winner awarded $25,000 to give to his or her charity of choice…No one is immune to the current financial crisis, not even NetApp, the company which soared from 14th place to first place in the annual Fortune survey of the 100 Best Companies to Work for. As orders started to decline, the data storage and management firm was forced to lay off 500 workers from its global workforce, about 6% of its staff. Still in place, however, are an egalitarian culture employees enthuse over and a host of generous, eye-popping benefits. For example: in 2006, NetApp put in place insurance coverage for employees coping with treatment of autistic children. More than 40 employees have tapped into this benefit at a total cost of $240,000. Employees who want to adopt a child can do so knowing that their costs will be covered up to $11,390. And every NetApp employee can take five days off with pay every year to volunteer in schools or non-profit organizations.

20	The Parnassus Funds

THE PARNASSUS FUND

Summary Portfolio as of March 31, 2009 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
25,000	Google Inc.	$8,701,500	$348.06	5.1%
885,000	DR Horton Inc.	8,584,500	9.70	5.0%
530,000	Intel Corp.	7,976,500	15.05	4.7%
700,000	Pulte Homes Inc.	7,651,000	10.93	4.5%
190,000	Teleflex Inc.	7,427,100	39.09	4.3%
70,000	Goldman Sachs Group Inc.	7,421,400	106.02	4.3%
200,000	Target Corp.	6,878,000	34.39	4.0%
75,000	Alcon Inc.	6,818,250	90.91	4.0%
580,000	Applied Materials Inc.	6,235,000	10.75	3.6%
330,000	Valero Energy Corp.	5,907,000	17.90	3.5%
350,000	Texas Instruments Inc.	5,778,500	16.51	3.4%
335,000	Cisco Systems Inc.	5,617,950	16.77	3.3%
300,000	Toll Brothers Inc.	5,448,000	18.16	3.2%
220,000	Tower Group Inc.	5,418,600	24.63	3.2%
400,000	Corning Inc.	5,308,000	13.27	3.1%
290,000	Altera Corp.	5,089,500	17.55	3.0%
640,000	Ciena Corp.	4,979,200	7.78	2.9%
270,000	Lowe’s Cos., Inc.	4,927,500	18.25	2.9%
340,000	Wells Fargo & Co.	4,841,600	14.24	2.8%
350,000	American Express Co.	4,770,500	13.63	2.8%
430,000	First Horizon National Corp.	4,618,200	10.74	2.7%
200,000	Lam Research Corp.	4,554,000	22.77	2.7%
340,000	KB Home	4,481,200	13.18	2.6%
130,000	Waste Management Inc.	3,328,000	25.60	1.9%
170,000	Autodesk Inc.	2,857,700	16.81	1.7%
100,000	Walgreen Co.	2,596,000	25.96	1.5%
110,000	Citrix Systems Inc.	2,490,400	22.64	1.5%
110,000	Cymer Inc.	2,448,600	22.26	1.4%
400,000	Seagate Technology	2,404,000	6.01	1.4%
175,000	Cognex Corp.	2,336,250	13.35	1.4%
135,000	Whole Foods Market Inc.	2,268,000	16.80	1.3%
110,000	AFLAC Inc.	2,129,600	19.36	1.2%
260,000	W&T Offshore Inc.	1,599,000	6.15	0.9%
60,000	WD-40 Co.	1,448,400	24.14	0.8%
150,000	ProLogis	975,000	6.50	0.6%
1,300,000	Powerwave Technologies Inc.	772,200	0.59	0.5%
15,000	Adobe Systems Inc.	320,850	21.39	0.2%
4,000	Ecolab Inc.	138,920	34.73	0.1%

	Total investment in equities	$167,545,920		98.0%
	Total short-term securities	$1,595,122		0.9%
	Other assets and liabilities	$1,753,598		1.1%

	Total net assets	$170,894,640		100.0%

	Net asset value as of March 31, 2009	$23.30

The Parnassus Funds	21

THE PARNASSUS EQUITY INCOME FUND

Summary Portfolio as of March 31, 2009 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
5,175,000	Microsoft Corp.	$95,064,750	$18.37	6.6%
3,000,000	Energen Corp.	87,390,000	29.13	6.1%
250,000	Google Inc.	87,015,000	348.06	6.0%
1,560,000	Johnson & Johnson	82,056,000	52.60	5.7%
2,550,000	Waste Management Inc.	65,280,000	25.60	4.5%
2,650,000	Sysco Corp.	60,420,000	22.80	4.2%
1,150,000	Procter & Gamble Co.	54,153,500	47.09	3.8%
1,381,500	Teleflex Inc.	54,002,835	39.09	3.7%
515,000	Alcon Inc.	46,818,650	90.91	3.2%
1,234,700	McCormick & Co.	36,510,079	29.57	2.5%
1,800,000	Valero Energy Corp.	32,220,000	17.90	2.2%
500,000	Apache Corp.	32,045,000	64.09	2.2%
1,925,000	MDU Resources Group Inc.	31,069,500	16.14	2.2%
600,000	3M Co.	29,832,000	49.72	2.1%
510,000	Laboratory Corp.	29,829,900	58.49	2.1%
1,075,000	AGL Resources Inc.	28,519,750	26.53	2.0%
1,100,000	Cooper Industries Ltd.	28,446,000	25.86	2.0%
1,500,000	Black Hills Corp.	26,835,000	17.89	1.9%
1,001,000	JPMorgan Chase & Co.	26,606,580	26.58	1.8%
1,350,000	AFLAC Inc.	26,136,000	19.36	1.8%
400,000	Burlington Northern Santa Fe Corp.	24,060,000	60.15	1.7%
800,000	Accenture Ltd.	21,992,000	27.49	1.5%
394,053	Danaher Corp.	21,365,554	54.22	1.5%
1,500,000	Wells Fargo & Co.	21,360,000	14.24	1.5%
475,000	Devon Energy Corp.	21,227,750	44.69	1.5%
950,000	IDEX Corp.	20,776,500	21.87	1.4%
547,363	Novartis AG (ADR)	20,706,743	37.83	1.4%
307,000	Praxair Inc.	20,658,030	67.29	1.4%
850,000	WD-40 Co.	20,519,000	24.14	1.4%
650,000	Cardinal Health Inc.	20,462,000	31.48	1.4%
850,000	Pentair Inc.	18,419,500	21.67	1.3%
2,900,000	W&T Offshore Inc.	17,835,000	6.15	1.2%
500,040	Automatic Data Processing Inc.	17,581,406	35.16	1.2%
350,000	Northwest Natural Gas Co.	15,197,000	43.42	1.1%
1,000,000	Intel Corp.	15,050,000	15.05	1.0%
615,000	Otter Tail Corp.	13,560,750	22.05	0.9%
300,000	Teva Pharmaceutical Industries Ltd. (ADR)	13,515,000	45.05	0.9%
1,750,000	ProLogis	11,375,000	6.50	0.8%
376,775	Microchip Technology Inc.	7,983,862	21.19	0.6%
633,700	TCF Financial Corp.	7,452,312	11.76	0.5%
150,000	XTO Energy Inc.	4,593,000	30.62	0.3%

	Total investment in equities	$1,315,940,951		91.1%

22	The Parnassus Funds

Summary Portfolio as of March 31, 2009 (unaudited)

Principal Amount $	Community Loans	Market Value	Per Share	Percent of Net Assets
1,000,000	MicroVest I, LP Note
	5.88%, matures 10/15/2009	$972,403		0.1%
1,000,000	MicroVest I, LP Note
	5.88%, matures 12/15/2010	897,588		0.1%
500,000	MicroVest I, LP Note
	5.88%, matures 03/15/2010	471,397		0.0%

	Total investment in community loans	$2,341,388		0.2%
	Total long-term investments	$1,318,282,339		91.3%
	Total short-term securities	$132,645,614		9.2%
	Other assets and liabilities	$(7,144,946)		-0.5%

	Total net assets	$1,443,783,007		100.0%

	Net asset value as of March 31, 2009
	Investor shares	$17.10
	Institutional shares	$17.15

The Parnassus Funds	23

THE PARNASSUS MID - CAP FUND

Summary Portfolio as of March 31, 2009 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
15,500	Waste Management Inc.	$396,800	$25.60	5.0%
17,000	Sysco Corp.	387,600	22.80	4.9%
13,000	McCormick & Co.	384,410	29.57	4.8%
14,000	DENTSPLY International Inc.	375,900	26.85	4.7%
16,500	AFLAC Inc.	319,440	19.36	4.0%
10,000	Cardinal Health Inc.	314,800	31.48	3.9%
13,150	Citrix Systems Inc.	297,716	22.64	3.7%
5,100	Danaher Corp.	276,522	54.22	3.5%
17,100	MDU Resources Group Inc.	275,994	16.14	3.5%
10,000	Cooper Industries Ltd.	258,600	25.86	3.2%
3,700	Praxair Inc.	248,973	67.29	3.1%
11,000	Pentair Inc.	238,370	21.67	3.0%
6,000	Teleflex Inc.	234,540	39.09	2.9%
10,600	Adobe Systems Inc.	226,734	21.39	2.8%
6,500	McAfee Inc.	217,750	33.50	2.7%
9,600	Check Point Software Technologies Ltd.	213,216	22.21	2.7%
10,000	Microchip Technology Inc.	211,900	21.19	2.7%
6,000	Automatic Data Processing Inc.	210,960	35.16	2.6%
3,500	Burlington Northern Santa Fe Corp.	210,525	60.15	2.6%
6,000	Ecolab Inc.	208,380	34.73	2.6%
10,000	Cognizant Technology Solutions Corp.	207,900	20.79	2.6%
3,500	Laboratory Corp.	204,715	58.49	2.6%
6,000	Varian Medical Systems Inc.	182,640	30.44	2.3%
3,000	Transocean Ltd.	176,520	58.84	2.2%
27,000	ProLogis	175,500	6.50	2.2%
10,000	Charles Schwab Corp.	155,000	15.50	1.9%
9,000	Coach Inc.	150,300	16.70	1.9%
5,000	Intuit Inc.	135,000	27.00	1.7%
5,000	Sunoco Inc.	132,400	26.48	1.7%
4,000	Energen Corp.	116,520	29.13	1.5%
9,000	SEI Investments Co.	109,890	12.21	1.4%
6,500	Autodesk Inc.	109,265	16.81	1.4%
6,000	Nordstrom Inc.	100,500	16.75	1.3%
1,000	Amazon.com Inc.	73,440	73.44	0.9%
2,000	Accenture Ltd.	54,980	27.49	0.7%
3,000	Southern Union Co.	45,660	15.22	0.6%

	Total investment in equities	$7,639,360		95.8%
	Total short-term securities	$340,323		4.3%
	Other assets and liabilities	$(8,818)		-0.1%

	Total net assets	$7,970,865		100.0%

	Net asset value as of March 31, 2009	$11.06

24	The Parnassus Funds

THE PARNASSUS SMALL - CAP FUND

Summary Portfolio as of March 31, 2009 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
55,000	Ormat Technologies Inc.	$1,510,300	$27.46	5.1%
185,000	Ciena Corp.	1,439,300	7.78	4.8%
80,000	Whole Foods Market Inc.	1,344,000	16.80	4.5%
90,000	KB Home	1,186,200	13.18	4.0%
40,000	Energen Corp.	1,165,200	29.13	3.9%
55,000	Administaff Inc.	1,162,150	21.13	3.9%
40,000	Nordson Corp.	1,137,200	28.43	3.8%
100,000	Pulte Homes Inc.	1,093,000	10.93	3.7%
74,000	Baldor Electric Co.	1,072,260	14.49	3.6%
70,000	Southern Union Co.	1,065,400	15.22	3.6%
26,000	Teleflex Inc.	1,016,340	39.09	3.4%
161,400	W&T Offshore Inc.	992,610	6.15	3.3%
40,000	Tower Group Inc.	985,200	24.63	3.3%
220,000	Mentor Graphics Corp.	976,800	4.44	3.3%
50,000	Black Hills Corp.	894,500	17.89	3.0%
40,000	Cymer Inc.	890,400	22.26	3.0%
40,000	Otter Tail Corp.	882,000	22.05	3.0%
85,000	DR Horton Inc.	824,500	9.70	2.8%
60,000	Cognex Corp.	801,000	13.35	2.7%
36,000	IDEX Corp.	787,320	21.87	2.6%
42,000	Toll Brothers Inc.	762,720	18.16	2.6%
60,000	First Horizon National Corp.	644,400	10.74	2.2%
36,000	Graco Inc.	614,520	17.07	2.1%
20,000	AGL Resources Inc.	530,600	26.53	1.8%
95,000	Quicksilver Resources Inc.	526,300	5.54	1.8%
65,000	Align Technology Inc.	515,450	7.93	1.7%
60,000	Mariner Energy Inc.	465,000	7.75	1.6%
38,000	Websense Inc.	456,000	12.00	1.5%
110,000	Mitcham Industries Inc.	419,100	3.81	1.4%
60,000	Harmonic Inc.	390,000	6.50	1.3%
16,000	WD-40 Co.	386,240	24.14	1.3%
22,000	Jack Henry & Associates Inc.	359,040	16.32	1.2%
60,000	Electro Scientific Industries Inc.	355,200	5.92	1.2%
17,000	Synopsys Inc.	352,410	20.73	1.2%
100,000	O2Micro International Ltd. (ADR)	342,000	3.42	1.2%
17,000	Simpson Manufacturing Co., Inc.	306,340	18.02	1.0%
40,000	ProLogis	260,000	6.50	0.9%
5,000	Computer Programs & Systems Inc.	166,350	33.27	0.6%
15,000	K-Swiss Inc.	128,100	8.54	0.4%
170,000	Powerwave Technologies Inc.	100,980	0.59	0.3%
4,000	Group 1 Automotive Inc.	55,880	13.97	0.2%
4,000	Informatica Corp.	53,040	13.26	0.2%

	Total investment in equities	$29,415,350		99.0%
	Total short-term securities	$780,738		2.6%
	Other assets and liabilities	$(480,241)		-1.6%

	Total net assets	$29,715,847		100.0%

	Net asset value as of March 31, 2009	$11.85

The Parnassus Funds	25

THE PARNASSUS WORKPLACE FUND

Summary Portfolio as of March 31, 2009 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
4,000	Goldman Sachs Group Inc.	$424,080	$106.02	4.7%
1,200	Google Inc.	417,672	348.06	4.6%
4,500	Alcon Inc.	409,095	90.91	4.5%
23,000	Whole Foods Market Inc.	386,400	16.80	4.3%
11,000	Target Corp.	378,290	34.39	4.2%
22,000	Texas Instruments Inc.	363,220	16.51	4.0%
16,000	Citrix Systems Inc.	362,240	22.64	4.0%
27,000	Corning Inc.	358,290	13.27	4.0%
24,000	Baldor Electric Co.	347,760	14.49	3.8%
25,000	American Express Co.	340,750	13.63	3.8%
19,000	Valero Energy Corp.	340,100	17.90	3.8%
22,000	Intel Corp.	331,100	15.05	3.7%
22,000	Wells Fargo & Co.	313,280	14.24	3.5%
18,000	Cisco Systems Inc.	301,860	16.77	3.3%
16,000	Microsoft Corp.	293,920	18.37	3.2%
15,000	AFLAC Inc.	290,400	19.36	3.2%
13,000	Adobe Systems Inc.	278,070	21.39	3.1%
15,000	Altera Corp.	263,250	17.55	2.9%
9,000	Nordson Corp.	255,870	28.43	2.8%
14,000	Autodesk Inc.	235,340	16.81	2.6%
9,000	Walgreen Co.	233,640	25.96	2.6%
20,000	First Horizon National Corp.	214,800	10.74	2.4%
8,000	Paychex Inc.	205,360	25.67	2.3%
26,000	Seagate Technology	156,260	6.01	1.7%
4,000	Novartis AG (ADR)	151,320	37.83	1.7%
5,000	Canon Inc. (ADR)	145,150	29.03	1.6%
8,000	NetApp Inc.	118,720	14.84	1.3%
6,500	Simpson Manufacturing Co., Inc.	117,130	18.02	1.3%
4,000	Intuit Inc.	108,000	27.00	1.2%
6,000	Nordstrom Inc.	100,500	16.75	1.1%
4,000	WD-40 Co.	96,560	24.14	1.1%
5,000	Graco Inc.	85,350	17.07	0.9%
6,000	eBay Inc.	75,360	12.56	0.8%
1,500	3M Co.	74,580	49.72	0.8%
5,000	Yahoo! Inc.	64,050	12.81	0.7%
4,000	Symantec Corp.	59,760	14.94	0.6%
500	Ecolab Inc.	17,365	34.73	0.2%

	Total investment in equities	$8,714,892		96.3%
	Total short-term securities	$369,536		4.1%
	Other assets and liabilities	$(36,149)		-0.4%

	Total net assets	$9,048,279		100.0%

	Net asset value as of March 31, 2009	$12.16

26	The Parnassus Funds

THE PARNASSUS FIXED - INCOME FUND

Summary Portfolio as of March 31, 2009 (unaudited)

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Maxtor Corp.
	Notes, 6.80%, due 04/30/2010	$2,868,750	$95.63	2.7%
3,000,000	Transocean Inc.
	Notes, 1.63%, due 12/15/2037	2,756,250	91.88	2.5%
3,000,000	Hologic Inc.
	Notes, 2.00%, due 12/15/2037	2,047,500	68.25	1.9%
2,000,000	Nextel Communications Inc.
	Notes, 5.25%, due 01/15/2010	1,927,500	96.38	1.8%
2,000,000	Medtronic Inc.
	Notes, 1.50%, due 04/15/2011	1,882,500	94.13	1.7%
2,500,000	Prologis
	Notes, 1.88%, due 11/15/2037	1,284,375	51.38	1.2%
1,000,000	Intel Corp.
	Notes, 2.95%, due 12/15/2035	815,000	81.50	0.8%

	Total investment in convertible bonds	$13,581,875		12.6%

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Genentech Inc.
	Notes, 4.75%, due 07/15/2015	$2,998,434	$99.95	2.8%
2,800,000	Cisco Systems Inc.
	Notes, 5.50%, due 02/22/2016	2,962,784	105.81	2.7%
2,000,000	Wells Fargo & Co.
	Notes, 3.00%, due 12/09/2011	2,067,792	103.39	1.9%
2,000,000	Valero Energy Corp.
	Notes, 9.38%, due 03/15/2019	2,064,740	103.24	1.9%
2,000,000	JPMorgan Chase & Co.
	Notes, 2.63%, due 12/01/2010	2,043,352	102.17	1.9%
2,000,000	Charles Schwab Corp.
	Notes, 8.05%, due 03/01/2010	2,004,604	100.23	1.9%
2,000,000	Waste Management Inc.
	Notes, 6.38%, due 03/11/2015	2,000,248	100.01	1.8%
2,000,000	Burlington North Santa Fe Corp.
	Notes, 5.65%, due 05/01/2017	1,968,128	98.41	1.8%
2,000,000	Wells Fargo & Co.
	Notes, 5.13%, due 09/15/2016	1,647,270	82.36	1.5%
2,000,000	American Express Co.
	Notes, 5.50%, due 09/12/2016	1,641,080	82.05	1.5%
2,000,000	Merrill Lynch & Co., Inc.
	Notes, 6.50%, due 07/15/2018	1,497,888	74.89	1.4%
1,500,000	Goldman Sachs Inc.
	Notes, 5.75%, due 10/01/2016	1,352,631	90.18	1.3%
1,000,000	Verizon Communications Inc.
	Notes, 5.55%, due 02/15/2016	983,930	98.39	0.9%
1,000,000	Goldman Sachs Inc.
	Notes, 5.63%, due 01/15/2017	778,967	77.90	0.7%

The Parnassus Funds	27

THE PARNASSUS FIXED - INCOME FUND

Summary Portfolio as of March 31, 2009 (unaudited) continued

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Net Assets
500,000	Goldman Sachs Inc.
	Notes, 6.65%, due 05/15/2009	$501,480	$100.30	0.5%
500,000	Wells Fargo Financial Inc.
	Notes, 6.85%, due 07/15/2009	500,634	100.13	0.5%
500,000	Procter & Gamble Co.
	Notes, 3.50%, due 02/15/2015	499,792	99.96	0.5%
400,000	Target Corp.
	Notes, 7.50%, due 08/15/2010	427,605	106.90	0.4%

	Total investment in corporate bonds	$27,941,359		25.9%

Shares	Equities	Market Value	Per Share	Percent of Net Assets
30,000	ONEOK Inc.	$678,900	$22.63	0.6%

Principal Amount $	U.S. Government Agency Bonds	Market Value	Per Share	Percent of Net Assets
4,000,000	Fannie Mae
	5.38%, due 07/17/2013	$4,332,928	$108.32	4.0%
4,000,000	Fannie Mae
	4.35%, due 01/25/2010	4,102,412	102.56	3.8%
3,000,000	Federal Farm Credit Bank
	5.41%, due 11/07/2016	3,171,234	105.71	2.9%
3,000,000	Freddie Mac
	4.00%, due 06/12/2013	3,168,591	105.62	2.9%
3,000,000	Federal Home Loan Bank System
	2.88%, due 03/11/2011	3,079,797	102.66	2.8%
2,000,000	Freddie Mac
	5.50%, due 08/23/2017	2,271,932	113.60	2.1%
2,000,000	Freddie Mac
	5.05%, due 01/26/2015	2,243,118	112.16	2.1%
2,000,000	Federal Home Loan Bank System
	5.25%, due 09/13/2013	2,235,850	111.79	2.1%
2,000,000	Fannie Mae
	5.00%, due 03/02/2015	2,228,626	111.43	2.1%
2,000,000	Federal Home Loan Bank System
	5.50%, due 11/17/2016	2,137,920	106.90	2.0%
2,000,000	Private Export Funding
	4.38%, due 03/15/2019	2,013,302	100.67	1.9%
1,500,000	Federal Home Loan Bank System
	5.25%, due 09/12/2014	1,690,370	112.69	1.6%
1,500,000	Federal Home Loan Bank System
	5.13%, due 03/10/2017	1,654,400	110.29	1.5%
1,500,000	Federal Home Loan Bank System
	5.00%, due 09/14/2012	1,638,943	109.26	1.5%

	Total investment in U.S. government agency bonds	$35,969,423		33.3%

28	The Parnassus Funds

Summary Portfolio as of March 31, 2009 (unaudited)

Principal Amount $	U.S. Government Treasury Bonds	Market Value	Per Share	Percent of Net Assets
4,000,000	U.S. Treasury
	4.50%, due 02/28/2011	$4,280,624	$107.02	4.0%
2,298,900	U.S. Treasury (TIPS)
	1.88%, due 07/15/2013	2,356,372	102.50	2.2%
2,000,000	U.S. Treasury
	3.75%, due 11/15/2018	2,180,160	109.01	2.0%
2,000,000	U.S. Treasury
	3.13%, due 09/30/2013	2,141,876	107.09	2.0%
2,000,000	U.S. Treasury
	2.00%, due 09/30/2010	2,039,922	102.00	1.9%
2,015,440	U.S. Treasury (TIPS)
	1.75%, due 01/15/2028	1,929,784	95.75	1.8%
1,007,720	U.S. Treasury (TIPS)
	1.63%, due 01/15/2018	1,018,427	101.06	0.9%
1,000,000	U.S. Treasury
	1.25%, due 11/30/2010	1,008,090	100.81	0.9%

	Total investment in U.S. government treasury bonds	$16,955,255		15.7%

Principal Amount $	Community Loans	Market Value	Per Share	Percent of Net Assets
100,000	MicroVest I, LP Note
	4.00%, matures 01/15/2010	$95,249		0.1%

	Total long-term investments	$95,222,061		88.2%
	Total short-term securities	$9,137,027		8.4%
	Other assets and liabilities	$3,801,460		3.4%

	Total net assets	$108,160,548		100.0%

	Net asset value as of March 31, 2009	$16.07

The Parnassus Funds	29

THE PARNASSUS FUNDS

Investment Adviser
Parnassus Investments
1 Market Street, Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Funds Distributor
1 Market Street, Suite 1600
San Francisco, CA 94105

Printed on recycled paper with soy-based ink.

THE PARNASSUS FUNDS

1 Market Street, Suite 1600 San Francisco, CA 94105

(800) 999-3505 (415) 778-0200

www.parnassus.com

Investment Adviser Independent Registered Parnassus Investments Public Accounting Firm

1Market Street, Suite 1600 Deloitte & Touche LLP San Francisco, CA 94105 50 Fremont Street San Francisco, CA 94105

Legal Counsel

Foley & Lardner LLP Distributor

777 E. Wisconsin Ave. Parnassus Funds Distributor Milwaukee, WI 53202 1Market Street, Suite 1600 San Francisco, CA 94105

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